GAMCO GLOBAL SERIES FUNDS, INC.

Supplement dated May 31, 2018

to

The GAMCO Global Growth Fund’s Summary Prospectus dated April 30, 2018

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”) dated April 30, 2018, of GAMCO Global Series Funds, Inc. (the “Corporation”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, remains unchanged. Capitalized terms have the same meaning as in the Summary Prospectus.

Revised Fee and Expense Waiver for Classes of Shares of The GAMCO Global Growth Fund

Effective June 1, 2018, Gabelli Funds, LLC, the Adviser, has agreed to amend its contractual agreement with respect to Class AAA, A, C, and T shares of The GAMCO Global Growth Fund (the “Global Growth Fund”) and to waive its investment advisory fees and/or to reimburse expenses of the Global Growth Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25% for Class AAA, Class A, and Class T shares and 2.00% for Class C shares of the Global Growth Fund. This arrangement is in effect through April 30, 2019, and may be terminated only by the Board of Directors of the Corporation before such time. There are no changes to the terms of the contractual agreement with respect to the Global Growth Fund’s Class I shares.

Under this same arrangement, the Fund has agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.25% for Class AAA, Class A, and Class T shares and 2.00% for Class C after giving effect to the repayments.

Revised Fees and Expenses Table

To reflect the changes in the contractual fee and expense waivers, the section “Fees and Expenses” in the Corporation’s Prospectus as it relates to the Fund is modified as follows:

The GAMCO Global Growth Fund (the “Global Growth Fund”)

Fees and Expenses of the Global Growth Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Growth Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 40 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares	Class T Shares(1)
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%
Other Expenses	0.42%	0.42%	0.42%	0.42%	0.42%

Total Annual Fund Operating Expenses(2)	1.67%	1.67%	2.42%	1.42%	1.67%
Fee Waiver and/or Expense Reimbursement(2)	(0.42)%	(0.42)%	(0.42)%	(0.42)%	(0.42)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.25%	1.25%	2.00%	1.00%	1.25%

(1)	Class T shares are not currently offered for sale.
(2)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Growth Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, 1.00%, and 1.25% for Class AAA, Class A, Class C, Class I, and Class T shares, respectively. This arrangement is in effect through April 30, 2019, and may be terminated only by the Board of Directors of the Corporation before such time. The Global Growth Fund will carry forward, for a period not to exceed two years from the date that an amount is waived, any fees in excess of the expense limitation and repay the Adviser such amount provided the Global Growth Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment.

Expense Example

This example is intended to help you compare the cost of investing in the Global Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$486	$868	$1,941
Class A Shares	$695	$1,033	$1,393	$2,404
Class C Shares	$303	$714	$1,253	$2,724
Class I Shares	$102	$408	$736	$1,666
Class T Shares	$374	$723	$1,096	$2,143

You would pay the following expenses if you did not redeem your shares of the Global Growth Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$486	$868	$1,941
Class A Shares	$695	$1,033	$1,393	$2,404
Class C Shares	$203	$714	$1,253	$2,724
Class I Shares	$102	$408	$736	$1,666
Class T Shares	$374	$723	$1,096	$2,143

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE